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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 11, 2003

                            COLD METAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

           NEW YORK                  1-12870                16-1144965
(State or other jurisdiction of    (Commission     (IRS employer identification
incorporation or organization)      file number)               number)

           839 SOUTHWESTERN RUN
             YOUNGSTOWN, OHIO                              44514-3688
   (Address of Principal Executive Offices)                (Zip Code)

                                  330.758.8341
               Registrant's telephone number, including area code
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ITEM 5.  OTHER EVENTS

Pursuant to an order of the Bankruptcy Court, dated February 11, 2003, Cold Metal Products, Inc. and its wholly owned subsidiary, Alkar Steel Corporation, are auctioning off substantially all their assets. Court authorized bidding procedures and bid protections have been established. Copies of (i) the Motion for an Order Authorizing the Sale of Substantially all Business Assets, (ii) the Order Establishing (A) Bidding Procedures for the Sale of Business Assets; (B) Approving Certain Bid Protections; (C) Scheduling Auction and Final Sale Hearing; and (D) Approving the Form and Manner of Notice Thereof; and (iii) Notice of the Sale are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             Exhibit 99.1 Motion for an Order Authorizing the Sale of Substantially all Business Assets

             Exhibit 99.2 Order Establishing (A) Bidding Procedures for the Sale of Business Assets
                                    (B) Approving Certain Bid Protections; (C)
                                    Scheduling Auction and Final Sale Hearing;
                                    and (D) Approving the Form and Manner of Notice Thereof

             Exhibit 99.3           Notice of the Sale
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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Cold Metal Products, Inc.

                                                 By: /s/ Joseph C. Horvath
                                                     ----------------------
                                                     Joseph C. Horvath
                                                     Vice President and
                                                     Chief Financial Officer

Dated: February 13, 2002